UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  October 27, 2006

CASCADE NATURAL GAS CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Washington

(State or Other Jurisdiction of Incorporation)

1-7196	91-0599090
(Commission File Number)	(IRS Employer Identification No.)

222 Fairview Avenue North, Seattle, Washington	98109
(Address of Principal Executive Offices)	(Zip Code)

(206) 624-3900

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement.

On October 27, 2006 the board of directors of Cascade Natural Gas Corporation (the “Company”) approved a 2007 Incentive Plan (the “Incentive Plan”).  The Incentive Plan provides for cash payments to officers and other salaried employees if the Company comes in below its capital budget target, if operational targets relating to safety and customer satisfaction are attained, and if earnings targets are achieved.  In 2007, the CEO could earn an additional 54% of base salary if his targets are reached and up to 108% of base salary if the maximum achievement is reached. For other executive officers, target achievement levels would result in awards of 20% to 49% of base pay with a maximum range for officers from 40% to 98% of base pay.

In addition, on October 27, 2006 the Company’s board of directors adopted a 2007 401(k) Profit Sharing Plan (the “Profit Sharing Plan”).  Only salaried employees of the Company are eligible to participate in the Profit Sharing Plan.  Payouts under the Profit Sharing Plan are funded if the Company comes in below its capital budget target and if earnings targets are achieved.  The midpoint payout under the Profit Sharing Plan is 4% of eligible pay, and the range of payouts varies from 0 to 8%.

The complete text of the Incentive Plan and Profit Sharing Plan is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

In addition, on October 27, 2006 the Company’s board of directors approved the award of a $2,500 performance-related bonus to Jon T. Stoltz, the Company’s Senior Vice President Regulatory & Gas Supply.

Item 5.02.                                          Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

The Company announced that, effective as of November 26, 2006, Rick Davis, the Company’s Chief Financial Officer, will be departing the Company.

Effective October 27, 2006, Jim Haug, the Company’s Controller, has been appointed by the Company’s board of directors to serve as the Company’s Chief Accounting Officer.  Mr. Haug, age 57, has been an officer of Cascade since 1981. He joined Cascade in 1977 and has served as its Controller since 1997. He holds a BA in Business Administration from the University of Washington.

Item 5.03.              Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 27, 2006, the Company’s board of directors amended the Company’s bylaws, which previously provided that the Company would have a Chief Financial Officer, to provide that the Company may have either a Chief Financial Officer or Chief Accounting Officer.  The complete text of the amended and restated bylaws is attached as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated by reference herein.

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Item 9.01               Exhibits and Financial Statements.

d.             Exhibits

Exhibit No.	Description of Exhibit
3.2	Amended and Restated Bylaws dated October 27, 2006
10.1	Cascade Natural Gas Corporation 2007 Incentive Plan and 401(k) Profit Sharing Plan

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASCADE NATURAL GAS CORPORATION

Date: October 31, 2006	By:	/s/ David W. Stevens
David W. Stevens
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
3.2	Amended and Restated Bylaws dated October 27, 2006
10.1	Cascade Natural Gas Corporation 2007 Incentive Plan and 401(k) Profit Sharing Plan